American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
August 31, 2025

Focused Global Growth - Schedule of Investments
AUGUST 31, 2025 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 98.8%
Australia — 0.4%
CSL Ltd.	18,410	2,560,972
Canada — 5.0%
Canadian Pacific Kansas City Ltd.	76,380	5,819,392
GFL Environmental, Inc.	194,360	9,725,774
TC Energy Corp.	323,460	16,844,839
		32,390,005
China — 1.5%
Tencent Holdings Ltd.	125,900	9,750,257
France — 2.6%
Societe Generale SA	273,300	16,865,022
Germany — 2.9%
SAP SE	70,260	19,124,501
Hong Kong — 2.4%
Techtronic Industries Co. Ltd.	1,230,000	15,906,841
Indonesia — 1.9%
Bank Central Asia Tbk. PT	24,690,900	12,096,309
Japan — 4.7%
Hitachi Ltd.	584,900	15,759,199
Keyence Corp.	38,900	14,830,353
		30,589,552
Spain — 0.7%
Cellnex Telecom SA(1)	136,680	4,865,411
Taiwan — 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	95,120	21,960,354
United Kingdom — 5.6%
Barclays PLC, ADR	659,530	12,946,574
Lloyds Banking Group PLC	16,027,520	17,193,238
London Stock Exchange Group PLC	53,030	6,572,167
		36,711,979
United States — 67.7%
AbbVie, Inc.	88,380	18,595,151
Amazon.com, Inc.(1)	160,540	36,763,660
Ares Management Corp., Class A	96,139	17,228,109
Boston Scientific Corp.(1)	171,970	18,142,835
CenterPoint Energy, Inc.	448,950	16,929,904
Dominion Energy, Inc.	273,430	16,378,457
Eli Lilly & Co.	21,240	15,559,999
Howmet Aerospace, Inc.	101,960	17,751,236
Mastercard, Inc., Class A	34,307	20,422,614
MercadoLibre, Inc.(1)	8,040	19,882,196
Meta Platforms, Inc., Class A	39,860	29,444,582
Microsoft Corp.	90,440	45,825,044
Nasdaq, Inc.	180,590	17,109,097
NVIDIA Corp.	214,850	37,422,573
Oracle Corp.	76,820	17,371,307
Roper Technologies, Inc.	29,600	15,578,776
S&P Global, Inc.	33,190	18,202,724
Sherwin-Williams Co.	30,150	11,029,774
Stryker Corp.	41,820	16,368,766

Uber Technologies, Inc.(1)	212,890	19,958,437
Williams Cos., Inc.	282,310	16,340,103
		442,305,344
TOTAL COMMON STOCKS (Cost $497,839,591)		645,126,547
SHORT-TERM INVESTMENTS — 1.3%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	26,526	26,526
Repurchase Agreements — 1.3%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.125% - 4.25%, 1/31/30 - 2/29/32, valued at $8,701,698), at 4.30%, dated 8/29/25, due 9/2/25 (Delivery value $8,535,076)		8,531,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,557,526)		8,557,526
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $506,397,117)		653,684,073
OTHER ASSETS AND LIABILITIES — (0.1)%		(327,673)
TOTAL NET ASSETS — 100.0%		$653,356,400

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	26.3%
Financials	21.2%
Industrials	13.0%
Health Care	10.9%
Consumer Discretionary	8.7%
Communication Services	6.8%
Utilities	5.1%
Energy	5.1%
Materials	1.7%
Short-Term Investments	1.3%
Other Assets and Liabilities	(0.1)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$492,757,438	$152,369,109	—
Short-Term Investments	26,526	8,531,000	—
	$492,783,964	$160,900,109	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.